                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04656
                  ---------------------------------------------

                ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.

-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               65 Madison Avenue, Morristown, New Jersey 07960-7308
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Thomas H. Dinsmore
                Ellsworth Convertible Growth and Income Fund, Inc.
                               65 Madison Avenue
                       Morristown, New Jersey 07960-7308
                     (Name and address of agent for service)

                                    Copy to:
                              Martha J. Hays, Esq.
                      Ballard Spahr Andrews & Ingersoll, LLP
                               1735 Market Street
                          Philadelphia, PA 19103-7599


        Registrant's telephone number, including area code: (973)631-1177

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

                             ELLSWORTH CONVERTIBLE
                             GROWTH AND INCOME FUND

                                   [GRAPHIC]

                               2004 Annual Report
                               September 30, 2004

                               2004 Annual Report
                               September 30, 2004

Ellsworth Convertible Growth and Income Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities, with the objectives of providing income and the potential for capital appreciation -- which objectives the Fund considers to be relatively equal, over the long-term, due to the nature of the securities in which it invests.

                                   Highlights

Performance through September 30, 2004 with dividends reinvested

                                                  Calendar
                                                     YTD     1 Year    5 Years    10 Years
                                                  --------   ------    -------    --------
Ellsworth market price (a) ...................     2.12%      2.83%     39.53%    196.10%
Ellsworth net asset value (b) ................     0.13       5.23      20.11     147.45
Closed-end convertible fund average (b) .......    2.60      10.97      23.19     116.48
S&P 500 (a) ...................................    1.51      13.87      (6.38)    185.95
Russell 2000 (b) ..............................    3.71      18.77      42.96     156.33
Lehman Aggregate Bond Total Return Index (b)...    3.35       3.68      43.43     109.18

Performance data represent past results and do not reflect future performance.
(a)  From Bloomberg L.P. pricing service.
(b) From Lipper, Inc. Closed-End Fund Performance Analysis, dated September 30, 2004.

--------------------------------------------------------------------------------

Quarterly History of NAV and Market Price

                   Net Asset Values           Market Prices (AMEX, symbol ECF)
Qtr. Ended     High       Low       Close         High       Low       Close
----------    -----      -----      -----        -----      -----      -----
  Dec. 03     $8.92      $8.58      $8.91        $8.22      $7.80      $8.00
  Mar. 04      9.25       8.91       9.12         8.50       8.01       8.20
  Jun. 04      9.19       8.58       8.87         8.34       7.41       7.70
  Sep. 04      8.82       8.39       8.71         8.05       7.15       7.95

--------------------------------------------------------------------------------

Dividend Distributions (12 Months)

 Record          Payment                     Capital   * Corporate
  Date            Date          Income        Gains      Deduction
---------       --------        ------       -------    ----------
10/30/03        11/26/03        $0.105          --           6%
 2/12/04         2/26/04         0.070          --          13
 5/13/04         5/27/04         0.070          --          13
 8/16/04         8/30/04         0.070          --          13
                                ------
                                $0.315
                                ======

* Percentage of each ordinary income distribution qualifying for the corporate dividend received tax deduction.

To Our Shareholders

November 9, 2004

With the election over, the stock market's attention can now turn to the economy and the war on terror. The economy continues to grow at a pace above the average 3% growth rate of the last fifteen years, but below many economists' expectations. It is clear to us that energy prices are having a greater impact than some had predicted; we believe growth may be reduced by as much as a full point. This directly affects new job creation and personal income.

At its slower rate of growth, the economy is giving off mixed signals. Auto sales have been flat, but at a level where auto companies can make money. Housing starts are 30% higher in 2004 than they were in 2000 and 2001. This indicates that there should be a solid increase in the sales of consumer durables such as refrigerators, washers and dryers. It also indicates that insurance companies and mortgage companies should see improvements in their demand.

Energy prices spiked above $50 per barrel of oil before breaking down into the upper $40's. We listed the causes of this rise in our last report, and now must add another: the weakness of the dollar against most other major currencies such as the euro and the yen. Ultimately these currency fluctuations will help our own industries as they make our exports cheaper and imports more expensive. Oil has played an important role in this process as oil imports have doubled to over 10 million barrels per day and domestic oil production has fallen by a third to around 5 million barrels per day since 1991. If oil prices remain at levels above $40, we expect that the economy will be more efficient in its use of energy. We also expect the oil industry to expand exploration to bring out oil from fields that were uneconomical (or politically controversial) at lower prices. Further, there should be greater research, development and use of alternative energy sources such as hybrid technologies, solar, hydrogen fuel cells and possibly nuclear power.

Performance of the Fund was affected by its industry exposure. Energy companies provided the best performance for the Fund, as energy prices rose most of the year. Entertainment and technology are industries that underperformed as the economy has not grown as quickly as we anticipated.

Since the founding of Ellsworth Convertible Growth and Income Fund in 1986, the Fund's strategy has consistently been to use convertible securities as an equity alternative to reduce risk and volatility. This strategy tends to outperform in bear markets and lag in bull markets. The Fund underperformed the average of its peer-group for the quarter ended September 30, 2004. Our peers consist of the thirteen closed-end convertible funds in the Lipper Closed-End Performance Analysis survey. Of these thirteen funds, only four, including the Fund, remain unleveraged convertible funds. In addition, we believe that many of our competitors have greater exposure to non-convertible, low-rated, high yield debt than we do. We believe these factors contributed to the difference in performance between Ellsworth and many of the other funds in the group.

                                                 continued on the following page

Visit our website, www.ellsworthfund.com, for additional information on the Fund. Further, shareholders who wish to obtain a copy of the most recent report on the Fund issued by Standard & Poor's should contact us.

At its October 18, 2004 meeting, the Board of Directors declared a dividend of
8.50 cents ($0.085) per share. The dividend consists of undistributed net investment income and will be payable on November 24, 2004 to shareholders of record on October 28, 2004.

The 2005 annual meeting of shareholders will be held at our offices in Morristown, New Jersey on January 14, 2005. Time and location will be included in the Proxy Statement, scheduled to be mailed to shareholders on November 24, 2004. All shareholders are welcome to attend, we hope to see you there.

/s/ Thomas H. Dinsmore

Thomas H. Dinsmore
Chairman of the Board

--------------------------------------------------------------------------------
Major Portfolio Changes by underlying common stock
Six months ended September 30, 2004

ADDITIONS                             REDUCTIONS
Albertson's, Inc.                     Amerada Hess Corp.

The Walt Disney Company               Devon Energy Corp.
                                        (exchangeable from Kerr-McGee Corp.)
Four Seasons Hotels, Inc.
                                      Felcor Lodging Trust, Inc.
GrafTech International Ltd.
                                      Kulicke & Soffa Industries, Inc.
Kulicke & Soffa Industries, Inc.
                                      Novell, Inc.
Leucadia National Corp.
                                      School Specialty, Inc.
Novell, Inc.
                                      State Street Corp.
Ocwen Financial Corp.
                                      STMicroelectronics, N.V.
Reebok International Ltd.
                                      Teva Pharmaceuticals Industries Ltd.
Saks, Inc.                              (exchangeable from Teva Pharm. Finance B.V.)

Schering-Plough Corp.                 Toys "R" Us, Inc.

Titan International, Inc.             Verizon Communications, Inc.
                                        (exchangeable from The Goldman Sachs Group, Inc.)

Largest Investment Holdings by underlying common stock

                                                                                              Value           % Total
                                                                                             (Note 1)        Net Assets
                                                                                           -----------       ----------
Sovereign Bancorp, Inc. ........................................................           $ 2,443,750           2.3%
  A holding company for Sovereign Bank. The bank's primary business consists of attracting deposits from its network of banking offices, and originating commercial, consumer and residential mortgage loans, as well as automobile loans.

Amerada Hess Corp. .............................................................             2,391,750           2.2
  Together with its subsidiaries explores for, produces, purchases, transports and sells crude oil and natural gas. The company also manufactures, purchases, transports and markets refined petroleum products.

Church & Dwight Co., Inc. ......................................................             2,209,519           2.1
  Produces sodium bicarbonate and sodium bicarbonate-based products. The company sells its products primarily under the Arm & Hammer trademark, to consumers and to industrial customers and distributors.

Leucadia National Corp. ........................................................             2,187,500           2.0
  A diversified holding company that provides banking and lending services, manufacturing, real estate activities, winery operations, development of a copper mine and property and casualty reinsurance.

The Chubb Corp. ................................................................             2,037,600           1.9
  A holding company that offers property and casualty insurance, which includes personal, standard commercial and specialty commercial insurance.

The TJX Companies, Inc. ........................................................             1,986,000           1.9
  Retails off-price apparel and home fashions. The company currently operates T.J. Maxx, Marshalls, HomeGoods, A.J. Wright, Winners and
  T.K. Maxx stores.

Fifth Third Bancorp ............................................................             1,971,534           1.8
  A diversified financial services company. Principal businesses include retail banking, commercial banking, investment advisory and data processing. (exch. from The Bear Stearns Co., Inc.)

Washington Mutual, Inc. ........................................................             1,920,625           1.8
  A financial services company that provides a diversified line of products and services to consumers and small- to mid-sized businesses.

Teva Pharmaceutical Industries Ltd. ............................................             1,916,250           1.8
  Develops, manufactures and markets generic and branded human pharmaceuticals and active pharmaceutical ingredients.

Lucent Technologies, Inc. ......................................................             1,891,140           1.8
  Designs, builds and delivers a wide range of public and private networks,                -----------          ----
  communications systems and software, business telephone systems and data networking systems.

Total ..........................................................................           $20,955,668          19.6%
                                                                                           ===========          ====

Major Industry Exposure

[REPRESENTATION OF BAR CHART]

Automotive                        4.7%
Banking/Savings & Loan           11.0%
Energy                           10.4%
Entertainment                     4.2%
Financial & Insurance            11.1%
Health Care                       4.7%
Pharmaceuticals                  11.1%
Retail                            7.9%
Technology                        7.3%
Telecommunications                6.7%

--------------------------------------------------------------------------------
Diversification of Assets

                                                                                             % Total Net Assets
                                                                                                September 30,
                                                                                 Value       ------------------
                                                         Cost                  (Note 1)       2004        2003
                                                    ------------            ------------     -----       -----
Advertising ....................................    $    980,625            $  1,088,125       1.0%        3.8%
Aerospace & Defense ............................       2,811,795               2,514,085       2.4         5.3
Automotive .....................................       5,010,579               5,078,125       4.7         2.5
Banking/Savings & Loan .........................      11,632,279              11,741,460      11.0         9.7
Consumer Goods .................................       3,266,410               3,847,019       3.6         3.0
Data-Processing Services .......................       1,979,062               1,941,250       1.8         2.3
Electrical Supplies ............................         999,375               1,087,500       1.0          --
Energy .........................................       9,007,263              11,071,850      10.4         6.9
Entertainment ..................................       4,756,041               4,534,981       4.2         4.6
Financial & Insurance ..........................      11,710,685              11,916,332      11.1        10.9
Foods ..........................................       1,004,604               1,020,000       1.0          --
Health Care ....................................       5,138,482               5,061,725       4.7         7.1
Hotel Services .................................       1,045,000               1,104,375       1.0          --
Mining .........................................       1,481,987               1,528,500       1.4          --
Office Equipment ...............................       1,498,125               1,545,000       1.5         1.6
Paper and Paper Products .......................              --                      --        --         1.4
Pharmaceuticals ................................      11,768,224              11,946,497      11.1         9.8
Retail .........................................       8,585,281               8,461,263       7.9         9.4
Technology......................................       8,982,722               7,830,824       7.3         6.8
Telecommunications .............................       6,989,334               7,132,928       6.7         7.7
Transportation .................................              --                      --        --         2.1
Utilities ......................................       1,138,364               1,163,250       1.1         2.5
Short-Term Securities ..........................       4,110,446               4,110,412       3.8         0.0
                                                    ------------            ------------     -----       -----
  Total Investments ..............................   103,896,683             105,725,501      98.7        97.4

  Other Assets, Net of Liabilities ...............            --               1,381,946       1.3         2.6
                                                    ------------            ------------     -----       -----
  Total Net Assets ...............................  $103,896,683            $107,107,447     100.0%      100.0%
                                                    ============            ============     =====       ======

Portfolio of Investments September 30, 2004

 Principal                                                                               Identified        Value
   Amount                                                                                   Cost         (Note 1)
----------                                                                              ------------    ------------
                CONVERTIBLE BONDS AND NOTES -- 53.5%

                Advertising -- 1.0%
$1,000,000      Lamar Advertising Company 2.875% 2010 cv. sub. notes (B2) ............. $    980,625    $  1,088,125
                                                                                        ------------    ------------
                Aerospace and Defense -- 1.4%
 1,500,000      The Goldman Sachs Group, Inc. 1% 2009 exch. equity-linked notes
                (Aa3) (exch. for General Dynamics Corp. common stock) (1) ............     1,713,885       1,479,585
                                                                                        ------------    ------------
                Automotive -- 3.4%
 1,000,000      American Axle & Manufacturing Holdings, Inc. 2% 2024
                cv. sr. notes (Baa3) (1) .............................................     1,055,835         895,000
 3,500,000      Lear Corp. 0% 2022 cv. sr. notes (Baa3) ..............................     1,642,806       1,758,750
 1,000,000      Titan International, Inc. 5.25% 2009 sr. cv. notes 144A (NR)
                (Acquired 07/20/04) (2) ..............................................     1,000,938       1,016,875
                                                                                        ------------    ------------
                                                                                           3,699,579       3,670,625
                                                                                        ------------    ------------
                Banking/Savings & Loan -- 3.1%
 2,077,000      The Bear Stearns Companies, Inc. 0.25% 2010 medium term notes
                (A1) (exch. for Fifth Third Bancorp common stock) (1) ................     2,294,118       1,971,534
 1,250,000      Ocwen Financial Corp. 3.25% 2024 contingent cv. sr. unsecured notes
                (B-) (Acquired 07/22/04 - 09/27/04) (2) ..............................     1,263,750       1,298,438
                                                                                        ------------    ------------
                                                                                           3,557,868       3,269,972
                                                                                        ------------    ------------
                Consumer Goods -- 2.1%
 1,875,000      Church & Dwight Co., Inc. 5.25% 2033 cv. sr. deb. (Ba3) ..............     1,875,000       2,209,519
                                                                                        ------------    ------------
                Data-Processing Services -- 1.8%
 1,500,000      Pegasus Solutions, Inc. 3.875% 2023 cv. sr. notes (NR) ...............     1,470,937       1,402,500
   500,000      Per-Se Technologies, Inc. 3.25% 2024 cv. sub. deb. (B-)
                (Acquired 06/24/04 - 06/25/04) (2) ...................................       508,125         538,750
                                                                                        ------------    ------------
                                                                                           1,979,062       1,941,250
                                                                                        ------------    ------------
                Electrical Supplies -- 1.0%
 1,000,000      GrafTech International Ltd. 1.625% 2024 cv. sr. deb. (B2) ............       999,375       1,087,500
                                                                                        ------------    ------------
                Energy -- 3.1%
 1,000,000      Devon Energy Corp. 0% 2020 cv. sr. deb. (BBB) ........................       560,618         559,375
 1,500,000      Kerr-McGee Corp. 5.25% 2010 cv. sub. deb. (Ba1) ......................     1,573,438       1,605,720
   500,000      McMoRan Exploration Co. 5.25% 2011 cv. sr. notes
                (Acquired 09/30/04) (2) ..............................................       500,000         500,000
 1,000,000      Weatherford International Ltd. 0% 2020 cv. sr. deb. (Baa1) ...........       637,786         644,050
                                                                                        ------------    ------------
                                                                                           3,271,842       3,309,145
                                                                                        ------------    ------------
                Entertainment -- 1.9%
 1,250,000      Citadel Broadcasting Corp. 1.875% 2011 cv. sub. notes (NR)............     1,246,250       1,049,625
 1,000,000      The Walt Disney Company 2.125% 2023 cv. sr. notes (Baa1)..............     1,053,800       1,030,700
                                                                                        ------------    ------------
                                                                                           2,300,050       2,080,325
                                                                                        ------------    ------------
                Financial and Insurance -- 2.9%
 2,000,000      Leucadia National Corp. 3.75% 2014 cv. sr. sub. notes (Ba3) ..........     2,038,123       2,187,500
 1,000,000      Swiss Re America Holding Corp. 3.25% 2021 euro. sub. cv. bonds
                (Aa1) (conv. into Swiss Reinsurance Company common stock)
                (Acquired 11/15/01 - 12/05/01) (2) ...................................     1,007,875         954,100
                                                                                        ------------    ------------
                                                                                           3,045,998       3,141,600
                                                                                        ------------    ------------

 Principal                                                                               Identified        Value
   Amount                                                                                   Cost         (Note 1)
----------                                                                              ------------    ------------
                CONVERTIBLE BONDS AND NOTES -- continued
                Health Care -- 3.5%
$1,000,000      AmerisourceBergen Corp. 5% 2007 cv. sub. notes (B1) ..................  $  1,104,923    $  1,069,450
 1,000,000      Community Health Systems, Inc. 4.25% 2008 cv. sub. notes (B3).........       988,600       1,037,900
   500,000      LifePoint Hospitals, Inc. 4.50% 2009 cv. sub. notes (B3) .............       490,000         491,250
   875,000      Mentor Corp. 2.75% 2024 cv. deb. (NR) ................................       941,250       1,133,125
                                                                                        ------------    ------------
                                                                                           3,524,773       3,731,725
                                                                                        ------------    ------------
                Hotel Services -- 1.0%
 1,000,000      Four Seasons Hotels, Inc. 1.875% 2024 cv. sr. notes (Baa3) ...........     1,045,000       1,104,375
                                                                                        ------------    ------------
                Office Equipment -- 1.5%
 1,500,000      IOS Capital, LLC 5% 2007 cv. sub. notes (Ba3)
                (exch. for IKON Office Solutions, Inc. common stock)
                (Acquired 05/08/02 - 06/02/03) (2) ...................................     1,498,125       1,545,000
                                                                                        ------------    ------------
                Pharmaceuticals -- 7.6%
 2,000,000      Amgen, Inc. 0% 2032 LYONs (A2) (1) ...................................     1,611,294       1,477,440
 1,000,000      Gilead Sciences, Inc. 2% 2007 cv. sr. notes (NR) .....................     1,291,725       1,620,000
 1,500,000      Impax Laboratories, Inc. 1.25% 2024 cv. sr. sub. deb. (NR)
                (Acquired 03/31/04 - 07/21/04) (2) ...................................     1,543,813       1,340,625
   500,000      Ivax Corp. 4.50% 2008 cv. sr. sub. notes (NR) ........................       495,000         493,750
 1,250,000      Ivax Corp. 1.50% 2024 cv. sr. notes (NR) (1) .........................     1,291,282       1,313,263
 1,000,000      Teva Pharmaceutical Finance II, LLC series A 0.50% 2024 cv. sr. deb.
                (BBB) (exch. for Teva Pharmaceuticals Industries Ltd. ADR) ...........     1,000,000         957,500
 1,000,000      Teva Pharmaceutical Finance II, LLC series B 0.25% 2024 cv. sr. deb.
                (BBB) (exch. for Teva Pharmaceuticals Industries Ltd. ADR) ...........     1,000,000         958,750
                                                                                        ------------    ------------
                                                                                           8,233,114       8,161,328
                                                                                        ------------    ------------
                Retail -- 7.9%
 1,250,000      Casual Male Retail Group, Inc. 5% 2024 cv. sr. sub. notes (NR) .......     1,295,633       1,093,750
 1,250,000      Charming Shoppes, Inc. 4.75% 2012 sr. cv. notes (B2) .................     1,285,428       1,327,341
   750,000      Costco Wholesale Corp. 0% 2017 cv. sub. notes (A3) ...................       618,093         710,265
 1,250,000      Dick's Sporting Goods, Inc. 1.6061% 2024 sr. cv. notes (NR) ..........       859,233         992,969
 1,000,000      Reebok International Ltd. 2% 2024 cv. deb. (BBB)
                (Acquired 04/27/04) (1) (2) ..........................................     1,015,653       1,015,000
 1,500,000      Saks, Inc. 2% 2024 cv. sr. notes (Ba3)
                (Acquired 03/17/04 - 07/16/04) (2) ...................................     1,483,785       1,335,938
 2,400,000      The TJX Companies, Inc. 0% 2021 LYONs (Baa1) .........................     2,027,456       1,986,000
                                                                                        ------------    ------------
                                                                                           8,585,281       8,461,263
                                                                                        ------------    ------------
                Technology -- 4.9%
 1,500,000      Axcelis Technologies, Inc. 4.25% 2007 cv. sub. notes (NR) ............     1,437,188       1,477,500
 1,000,000      Conexant Systems, Inc. 5.25% 2006 cv. sub. notes (NR) ................     1,016,250         970,000
 2,379,000      Hewlett-Packard Co., Inc. 0% 2017 LYONs (Baa1) .......................     1,357,301       1,338,188
 1,500,000      International Rectifier Corp. 4.25% 2007 cv. sub. notes (B2) .........     1,486,875       1,473,750
                                                                                        ------------    ------------
                                                                                           5,297,614       5,259,438
                                                                                        ------------    ------------
                Telecommunications -- 5.4%
 1,500,000      Comverse Technology, Inc. 0% 2023 ZYPS (BB-) (3)......................     1,649,375       1,825,650
 1,000,000      Lucent Technologies, Inc. 2.75% 2023 series A cv. sr. deb. (B2) ......     1,000,000       1,242,550
   500,000      Lucent Technologies, Inc. 2.75% 2025 series B cv. sr. deb. (B2).......       500,000         648,590
 1,250,000      Nortel Networks Corp. 4.25% 2008 cv. sr. notes (B3) ..................     1,287,500       1,200,000
   750,000      Tekelec, Inc. 2.25% 2008 cv. sub. discount notes (NR).................       756,719         855,938
                                                                                        ------------    ------------
                                                                                           5,193,594       5,772,728
                                                                                        ------------    ------------
                TOTAL CONVERTIBLE BONDS AND NOTES ....................................  $ 56,800,785     $57,313,503
                                                                                        ------------    ------------

                                                                                         Identified         Value
  Shares                                                                                   Cost           (Note 1)
----------                                                                              ------------    ------------
                CONVERTIBLE PREFERRED STOCKS -- 19.9%

                Automotive -- 1.3%
    50,000      General Motors Corp. 6.25% series C cv. sr. deb. (Baa1)...............  $  1,311,000    $  1,407,500
                                                                                        ------------    ------------
                Banking/Savings and Loan -- 7.9%
    17,500      Commerce Capital Trust II 5.95% cv. trust pfd. (Baa1)
                (exch. for Commerce Bancorp, Inc. common stock) ......................       884,220       1,047,813
    40,000      National Australia Bank Ltd. 7.875% exch. capital units (NR) .........     1,038,700       1,356,800
    30,000      New York Community Bancorp, Inc. 6% BONUSES units (Baa2) .............     1,807,306       1,702,500
    50,000      Sovereign Capital Trust IV 4.375% PIERS (Ba1)
                (exch. for Sovereign Bancorp, Inc. common stock) (1) .................     2,571,060       2,443,750
    35,000      Washington Mutual Capital Trust PIERS units (Baa1)
                (exch. for Washington Mutual, Inc. common stock) .....................     1,773,125       1,920,625
                                                                                        ------------    ------------
                                                                                           8,074,411       8,471,488
                                                                                        ------------    ------------
                Energy -- 3.0%
     7,500      Chesapeake Energy Corp. 6% cum. cv. pfd. (B3) ........................       468,521         617,025
     1,000      Chesapeake Energy Corp. 4.125% cum. cv. pfd. (B3) ....................     1,000,000       1,128,750
    20,000      The Williams Companies, Inc. 5.50% 2033 jr. sub. cv. deb. (B-) .......     1,015,000       1,432,500
                                                                                        ------------    ------------
                                                                                           2,483,521       3,178,275
                                                                                        ------------    ------------
                Entertainment -- 2.3%
    22,500      Emmis Communications Corp. 6.25% series A cum. cv. pfd. (Caa1)........       919,590         939,375
     1,500      Radio One, Inc. 6.50% HIGH TIDES (B3) ................................     1,536,401       1,515,281
                                                                                        ------------    ------------
                                                                                           2,455,991       2,454,656
                                                                                        ------------    ------------
                Financial and Insurance -- 2.8%
    20,000      Reinsurance Group of America, Inc. 5.75% PIERS (Baa2).................     1,000,000       1,167,500
    80,000      The St. Paul Travelers Companies, Inc. 4.50% 2032
                cv. jr. sub. notes (Baa1) ............................................     1,965,055       1,815,200
                                                                                        ------------    ------------
                                                                                           2,965,055       2,982,700
                                                                                        ------------    ------------
                Health Care -- 1.2%
    28,000      Omnicare Capital Trust I 4% PIERS (Ba3)
                (exch. for Omnicare, Inc. common stock) (1) ..........................     1,613,709       1,330,000
                                                                                        ------------    ------------
                Mining -- 1.4%
     1,500      Freeport-McMoRan Copper and Gold, Inc. 5.50%
                cv. perpetual pfd. (CCC+) ............................................     1,481,987       1,528,500
                                                                                        ------------    ------------
                TOTAL CONVERTIBLE PREFERRED STOCKS ...................................  $ 20,385,674    $ 21,353,119
                                                                                        ------------    ------------
                MANDATORY CONVERTIBLE SECURITIES -- 19.2% (4)

                Aerospace and Defense -- 1.0%
    10,000      Northrop Grumman Corp. 7.25% equity units (NR) (1)....................     1,097,910       1,034,500
                                                                                        ------------    ------------
                Consumer Goods -- 1.5%
    50,000      Constellation Brands, Inc. dep. shs. representing 5.75%
                series A mand. cv. pfd. (B)...........................................     1,391,410       1,637,500
                                                                                        ------------    ------------

  Principal
    Amount                                                                               Identified       Value
  or Shares                                                                                 Cost         (Note 1)
--------------                                                                          ------------    ------------
                MANDATORY CONVERTIBLE SECURITIES -- continued

                Energy -- 4.3%
    30,000 shs  Amerada Hess Corp. 7% mandatory cv. pfd. ACES (Ba3)...................  $  1,526,250    $  2,391,750
    20,000 shs  Teekay Shipping Corp. 7.25% PEPS units (BB-) .........................       800,000       1,000,000
    30,000 shs  Valero Energy Corp. 2% mandatory cv. pfd. (BB+) ......................       925,650       1,192,680
                                                                                        ------------    ------------
                                                                                           3,251,900       4,584,430
                                                                                        ------------    ------------
                Financial and Insurance -- 5.4%
    27,800 shs  Capital One Financial Corp. 6.25% Upper DECS (Baa3) (1)...............     1,453,127       1,471,732
    72,000 shs  The Chubb Corp. 7% equity units (A2) (1) .............................     1,979,793       2,037,600
    40,000 shs  Platinum Underwriters Holdings, Ltd. 7% equity sec. units (NR) (1) ...     1,129,712       1,171,200
    45,000 shs  XL Capital, Ltd. 6.5% equity security units (A2)......................     1,137,000       1,111,500
                                                                                        ------------    ------------
                                                                                           5,699,632       5,792,032
                                                                                        ------------    ------------
                Foods -- 1.0%
    40,000 shs  Albertson's, Inc. 7.25% HITS units (Baa2) (1).........................     1,004,604       1,020,000
                                                                                        ------------    ------------
                Pharmaceuticals -- 2.5%
    31,500 shs  Baxter International, Inc. 7% equity units (Baa1) (1) ................     1,484,645       1,695,330
    20,000 shs  Schering-Plough Corp. 6% mand. cv. pfd. (BBB) ........................     1,024,750       1,059,000
                                                                                        ------------    ------------
                                                                                           2,509,395       2,754,330
                                                                                        ------------    ------------
                Technology -- 2.4%
   105,550 shs  The Goldman Sachs Group, Inc. 7.50% mand. exch. notes (Aa3)
                (exch. for EMC Corp. common stock) ...................................     1,500,087       1,267,180
    36,395 shs  The Goldman Sachs Group, Inc. 5.625% mand. exch. notes (Aa3)
                (exch. for Intel Corp. common stock) .................................       999,771         752,831
$1,100,000      Lehman Brothers Holdings, Inc. 6% 2005 YEELDS (A)
                (performance linked to LSI Logic Corp. common stock) .................     1,185,250         551,375
                                                                                        ------------    ------------
                                                                                           3,685,108       2,571,386
                                                                                        ------------    ------------
                Utilities -- 1.1%
    45,000 shs  DTE Energy Co. 8.75% equity security units (BBB) (1)..................     1,138,364       1,163,250
                                                                                        ------------    ------------
                TOTAL MANDATORY CONVERTIBLE SECURITIES (4) ...........................  $ 19,778,323    $ 20,557,428
                                                                                        ------------    ------------
                COMMON STOCKS -- 2.3%

                Pharmaceuticals -- 1.0%
    18,300 shs  Johnson & Johnson ....................................................     1,025,715       1,030,839
                                                                                        ------------    ------------
                Telecommunications -- 1.3%
    40,000 shs  SBC Communications, Inc...............................................     1,063,000       1,038,000
    20,000 shs  UTStarcom, Inc. (3)...................................................       732,740         322,200
                                                                                        ------------    ------------
                                                                                           1,795,740       1,360,200
                                                                                        ------------    ------------
                TOTAL COMMON STOCKS ..................................................  $  2,821,455    $  2,391,039
                                                                                        ------------    ------------


Page 8

Portfolio of Investments September 30, 2004 (continued)

 Principal                                                                               Identified         Value
   Amount                                                                                   Cost           (Note 1)
----------                                                                              ------------    ------------
                SHORT-TERM SECURITIES -- 3.8%

                Commercial Paper -- 3.8%
$4,100,000      American Express Credit Corp. (P1)
                (1.65% maturing 10/01/04) ............................................. $  4,099,436    $  4,099,436
                                                                                        ------------    ------------
                U.S. Government Obligations -- 0.0%
    11,000      U.S. Treasury notes 1.625% 04/30/05 (Aaa) (5) .........................       11,010          10,976
                                                                                        ------------    ------------
                TOTAL SHORT-TERM SECURITIES ........................................... $  4,110,446    $  4,110,412
                                                                                        ------------    ------------

                Total Convertible Bonds and Notes -- 53.5% ............................   56,800,785      57,313,503
                Total Convertible Preferred Stocks -- 19.9% ...........................   20,385,674      21,353,119
                Total Mandatory Convertible Securities -- 19.2% .......................   19,778,323      20,557,428
                Total Common Stocks -- 2.3% ...........................................    2,821,455       2,391,039
                Total Short-Term Securities -- 3.8% ...................................    4,110,446       4,110,412
                                                                                        ------------    ------------
                Total Investments -- 98.7% ............................................ $103,896,683     105,725,501
                                                                                        ============

                Other assets and liabilities, net -- 1.3% .............................                    1,381,946
                                                                                                        ------------
                Total Net Assets -- 100.0% ............................................                 $107,107,447
                                                                                                        ============

(1) Contingent payment debt instrument which accrues contingent interest. See
    Note 1(b).
(2) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund generally has no rights to demand registration of these securities. The aggregate market value of these securities at September 30, 2004 was $9,544,726 which represented 8.9% of the Fund's net assets.
(3) Non-income producing security.
(4) Mandatory convertible. See Note 1(e).
(5) Collateral for a letter of credit.

ACES        Automatic Convertible Equity Securities.
ADR         American Depositary Receipts.
BONUSES     Bifurcated Option Note Unit Securities.
DECS        Debt Exchangeable for Common Stock.
HIGH TIDES  Remarketable Term Income Deferrable Equity Securities.
HITS        Hybrid Income Term Security.
LYONs       Liquid Yield Option Notes.
PEPS        Premium Equity Participating Securities.
PIERS       Preferred Income Equity Redeemable Securities.
YEELDS      Yield Enhanced Equity Linked Debt Securities.
ZYPS        Zero Yield Puttable Securities.

Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc., have been obtained from sources believed reliable but have not been examined by PricewaterhouseCoopers LLP. NR is used whenever a rating is unavailable.

                 See accompanying notes to financial statements

Statement of Assets and Liabilities

                                                                            September 30, 2004
                                                                            ------------------
Assets:
  Investments at value (cost $103,896,683) (Note 1) .......................    $105,725,501
  Cash ....................................................................       1,485,315
  Receivable for securities sold ..........................................         500,000
  Dividends and interest receivable .......................................         441,642
  Other assets ............................................................          32,769
                                                                               ------------
  Total assets ............................................................     108,185,227
                                                                               ------------
Liabilities:
  Payable for securities purchased ........................................       1,000,000
  Accrued management fee (Note 2) .........................................          11,307
  Accrued expenses ........................................................          23,351
  Other liabilities .......................................................          43,122
                                                                               ------------
  Total liabilities .......................................................       1,077,780
                                                                               ------------

Net Assets ................................................................    $107,107,447
                                                                               ============
Net assets consist of:
  Undistributed net investment income .....................................    $    967,661
  Accumulated net realized loss from investment transactions ..............      (4,915,273)
  Unrealized appreciation on investments ..................................       1,828,818
  Capital shares (Note 3) .................................................         122,981
  Additional paid-in capital ..............................................     109,103,260
                                                                               ------------
Net Assets ................................................................    $107,107,447
                                                                               ============
Net asset value per share ($107,107,447 / 12,298,127 outstanding shares) ..    $       8.71
                                                                               ============

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended September 30, 2004

Investment Income (Note 1):
  Interest ................................................................    $  2,594,530
  Dividends ...............................................................       2,302,465
                                                                               ------------
    Total Income ..........................................................       4,896,995
                                                                               ------------
Expenses (Note 2):
  Management fee ..........................................................         785,869
  Custodian ...............................................................          31,127
  Transfer agent...........................................................          22,932
  Professional fees .......................................................         128,289
  Directors' fees .........................................................         118,100
  Reports to shareholders .................................................          50,374
  Treasurer's office ......................................................          25,000
  Other ...................................................................          87,904
                                                                               ------------
    Total Expenses ........................................................       1,249,595
                                                                               ------------
Net Investment Income......................................................       3,647,400
                                                                               ------------
Realized and Unrealized Loss on Investments:
  Net realized gain from investment transactions ..........................       3,243,708
  Net unrealized appreciation of investments ..............................         411,096
                                                                               ------------
  Net gain on investments..................................................       3,654,804
                                                                               ------------
Net Increase in Net Assets Resulting from Operations ......................    $  7,302,204
                                                                               ============


                 See accompanying notes to financial statements

Statement of Changes in Net Assets
For the Years Ended September 30, 2004 and 2003

                                                                                   2004                   2003
                                                                               ------------            -----------
Change in net assets from operations:
  Net investment income.....................................................   $  3,647,400            $ 3,375,274
  Net realized gain (loss) from investment transactions.....................      3,243,708               (442,388)
  Net unrealized appreciation of investments................................        411,096              8,367,818
                                                                               ------------            -----------
    Net increase in net assets resulting from operations....................      7,302,204             11,300,704
                                                                                ------------            -----------
Dividends to shareholders from:
  Net investment income ....................................................     (3,681,116)            (3,143,201)

Capital share transactions (Note 3)
  Value of shares issued on reinvestment of distributions...................        648,017                518,366
  Net proceeds from rights offering ........................................     13,037,152                     --
                                                                               ------------            -----------
    Total capital share transactions........................................     13,685,169                518,366
                                                                               ------------            -----------
Change in net assets .......................................................     17,306,257              8,675,869

Net assets at beginning of period ..........................................     89,801,190             81,125,321
                                                                               ------------            -----------
Net assets at end of period (including undistributed net investment
income of $967,661 and $1,001,377, respectively) ...........................   $107,107,447            $89,801,190
                                                                               ============            ===========

--------------------------------------------------------------------------------
Financial Highlights Selected data for a share of common stock outstanding:

                                                                               Years Ended September 30,
                                                               ---------------------------------------------------------
                                                                2004        2003         2002         2001          2000
                                                               -----       -----        -----       ------        ------
Operating Performance:
Net asset value, beginning of year.........................    $8.58       $7.81        $8.67       $11.82        $11.23
                                                               -----       -----        -----       ------        ------
Net investment income .....................................     0.30        0.32         0.34         0.47          0.42
Net realized and unrealized gain (loss)....................     0.35        0.75        (0.76)       (1.88)         1.71
                                                               -----       -----        -----       ------        ------
  Total from investment operations ........................     0.65        1.07        (0.42)       (1.41)         2.13
Less Distributions:
Dividends from net investment income ......................    (0.32)      (0.30)       (0.44)       (0.42)        (0.35)
Distributions from realized gains .........................       --          --           --        (1.32)        (1.23)
                                                               -----       -----        -----       ------        ------
  Total distributions .....................................    (0.32)      (0.30)       (0.44)       (1.74)        (1.58)
Capital share transactions:
Effect of rights offering .................................    (0.20)         --           --           --            --
Capital share repurchases .................................       --          --           --           --          0.04
                                                               -----       -----        -----       ------        ------
  Total capital share transactions ........................    (0.20)         --           --           --          0.04
                                                               -----       -----        -----       ------        ------
Net asset value, end of year ..............................    $8.71       $8.58        $7.81       $ 8.67        $11.82
                                                               =====       =====        =====       ======        ======

Market value, end of year .................................    $7.95       $8.05        $7.55        $8.35         $9.88

Total Net Asset Value Return (%)(a) .......................      5.2        14.0         (5.2)       (13.3)         21.9
Total Investment Return (%)(b) ............................      2.8        10.8         (4.5)         2.2          25.7

Ratios/Supplemental Data:
Net assets, end of year ($000's) .......................... $107,107     $89,801      $81,125      $88,901      $109,180
Ratio of expenses to average net assets (%)................      1.2         1.2          1.2          1.2           1.2
Ratio of net investment income to
  average net assets (%) ..................................      3.4         3.9          3.9          5.0           3.8
Portfolio turnover rate (%) ...............................       70          86           89           82            98

(a) Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.
(b) Assumes valuation of the Fund's shares at market price and reinvestment of dividends at actual reinvestment price.

                 See accompanying notes to financial statements

Notes to Financial Statements

1.  Significant Accounting Policies
Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund"), established in 1986, is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

(a)  Security Valuation
Investments in securities traded on a national securities exchange are valued at market using the last reported sales price as of the close of regular trading. Unlisted securities traded in the over-the-counter market and listed securities for which no sales were reported, are valued at the mean between closing reported bid and asked prices as of the close of regular trading. Securities for which quotations are not readily available, restricted securities and other assets are valued at fair value as determined in good faith by management with the approval of the Board of Directors. Short-term debt securities with initial maturities of 60 days or less are valued at amortized cost.

(b)  Securities Transactions and Related Investment Income
Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis, including accretion of discounts and amortization of non-equity premium. For certain securities, known as "contingent payment debt instruments," Federal tax regulations require the Fund to record non-cash, "contingent" interest income in addition to interest income actually received. Contingent interest income amounted to 5 cents per share for the year ended September 30, 2004. In addition, Federal tax regulations require the Fund to reclassify realized gains on contingent payment debt instruments to interest income. At September 30, 2004 there were unrealized losses of approximately 1 cent per share on contingent payment debt instruments.

(c)  Federal Income Taxes
The Fund's policy is to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

At September 30, 2004, the Fund had a capital loss carryforward of $4,915,273 available to the extent allowed by tax law to offset future net capital gains, if any. To the extent that the carryforward is used, no capital gains distributions will be made. The carryforward expires in 2011. The Fund utilized net capital loss carryforwards of $2,804,454 during the year ended September 30, 2004.

(d)  Distributions to Shareholders
Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and capital gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. The tax character of distributions paid during the years ended September 30, 2004 and 2003 were $3,681,116 and $3,143,201, respectively, both from ordinary income.

At September 30, 2004 the components of distributable net assets and the federal tax cost were as follows:

   Unrealized appreciation                 $  6,230,065
   Unrealized depreciation                   (4,401,247)
                                           ------------
   Net unrealized appreciation                1,828,818
   Undistributed ordinary income                967,661
   Tax basis capital loss carryforward       (4,915,273)

   Cost for federal income tax purposes    $103,896,683

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended September 30, 2004, 12.8% of the dividends paid from ordinary income qualified for the dividends received deduction for corporations. Certain dividends paid by the Fund for the fiscal year ended September 30, 2004 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $471,316 as taxed at a maximum rate of 15%.

Shareholders should not use the above information to prepare their tax returns. Since the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2004. Such notification, which will reflect the amount to be used by taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2005. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

(e)  Market Risk
It is the Fund's policy to invest at least 80% of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $20,557,428 at September 30, 2004, representing 19.2% of net assets.

2. Management Fee and Other Transactions with Affiliates
The management fee is paid to the investment adviser, Davis-Dinsmore Management Company (the "Adviser"). The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month.

The Adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund. The Fund pays all expenses incurred by it and not assumed by the Adviser and in addition will pay the costs and expenses of its Treasurer's office, up to a maximum of $25,000 per year, incurred in connection with its performance of certain services for the Fund. These services include the valuation of securities owned by the Fund, and the preparation of financial statements and schedules of the Fund's investments for inclusion in certain periodic reports to the Fund's Board of Directors and to the U.S. Securities and Exchange Commission.

3.  Capital Stock
At September 30, 2004 there were 12,298,127 shares of $.01 par value common stock outstanding, (20,000,000 shares authorized). During the years ended September 30, 2004 and 2003, 81,307 shares and 68,117 shares were issued in connection with reinvestment of dividends from net investment income, resulting in an increase in paid-in capital of $648,017 and $518,366 respectively.

On November 19, 2003, the Fund completed a rights offering of Common Stock to its stockholders at the rate of one common share for each 6 rights held by stockholders of record on October 14, 2003. The rights offering was fully subscribed, resulting in the issuance of 1,754,826 common shares at a price of $7.53, and proceeds of $13,213,840 to the Fund prior to the deduction of expenses. The net asset value per share of the Fund's Common Stock was reduced by approximately $0.20 per share as a result of the issuance.

4. Portfolio Activity
Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $81,474,741 and $71,911,217, respectively, for the year ended September 30, 2004.

Report of Independent Auditors

To the Shareholders and Board of Directors of Ellsworth Convertible Growth and Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ellsworth Convertible Growth and Income Fund, Inc. (the "Fund") at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
October 29, 2004

Miscellaneous Notes

Automatic Dividend Investment and Cash Payment Plan

The Fund has an Automatic Dividend Investment and Cash Payment Plan (the "Plan"). Any shareholder may elect to join the Plan by sending an application to American Stock Transfer & Trust Company, P.O. Box 922, Church Street Station, NY 10269-0560 (the "Plan Agent"). You may also obtain additional information about the Plan by calling the Plan Agent toll free at (800) 937-5449. If your shares are held by a broker or other nominee, you should instruct the nominee to join the Plan on your behalf. Some brokers may require that your shares be taken out of the broker's "street name" and re-registered in your own name. Shareholders should also contact their broker to determine whether shares acquired through participation in the Plan can be transferred to another broker, and thereafter, whether the shareholder can continue to participate in the Plan.

Under the Plan, all dividends and distributions are automatically invested in additional Fund shares. Depending on the circumstances, shares may either be issued by the Fund or acquired through open market purchases at the current market price or net asset value, whichever is lower (but not less than 95% of market price). When the market price is lower, the Plan Agent will combine your dividends with those of other Plan participants and purchase shares in the market, thereby taking advantage of the lower commissions on larger purchases. There is no other charge for this service.

All dividends and distributions made by the Fund (including capital gain dividends and dividends designated as qualified dividend income, which are eligible for taxation at lower rates) remain taxable to Plan participants, regardless of whether such dividends and distributions are reinvested in additional shares of the Fund through open market purchases or through the issuance of new shares. Plan participants will be treated as receiving the cash used to purchase shares on the open market and, in the case of any dividend or distribution made in the form of newly issued shares, will be treated as receiving an amount equal to the fair market value of such shares as of the reinvestment date. Accordingly, a shareholder may incur a tax liability even though such shareholder has not received a cash distribution with which to pay the tax.

Plan participants may also voluntarily send cash payments of $100 to $10,000 per month to the Plan Agent, to be combined with other Plan monies, for purchase of additional Fund shares in the open market. You pay only a bank service charge of $1.25 per transaction, plus your proportionate share of the brokerage commission. All shares and fractional shares purchased will be held by the Plan Agent in your dividend reinvestment account. You may deposit with the Plan Agent any Ellsworth stock certificates you hold, for a one-time fee of $7.50.

At any time, a Plan participant may instruct the Plan Agent to liquidate all or any portion of such Plan participant's account. To do so, a Plan participant must deliver written notice to the Plan Agent prior to the record date of any dividend or distribution requesting either liquidation or a stock certificate. The Plan Agent will combine all liquidation requests it receives from Plan participants on a particular day and will then sell shares of the Fund that are subject to liquidation requests in the open market. The amount of proceeds a Plan participant will receive shall be determined by the average sales price per share, after deducting brokerage commissions, of all shares sold by the Plan Agent for all Plan participants who have given the Plan Agent liquidation requests.

The Plan Agent or the Fund may terminate the Plan for any reason at any time by sending written notice addressed to Plan participant's address as shown on the Plan Agent's records. Following the date of termination, the Plan Agent shall send the Plan participant either the proceeds of liquidation, or a stock certificate or certificates for the full shares held by Plan Agent in Plan participant's account and a check for the value of any fractional interest in Plan participant's account based on the market price of the Fund's Common Stock on that date.

Notice of Privacy Policy
The Fund has adopted a privacy policy in order to protect the confidentiality of nonpublic personal information that we have about you. We receive personal information, such as your name, address and account balances, when transactions occur in Ellsworth shares registered in your name.

We may disclose this information to companies that perform services for the Fund, such as the Fund's transfer agent or proxy solicitors. These companies may only use this information in connection with the services they provide to the Fund, and not for any other purpose. We will not otherwise disclose any nonpublic personal information about our stockholders or former stockholders to anyone else, except as required by law.

Access to nonpublic information about you is restricted to our employees and service providers who need that information in order to provide services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

--------------------------------------------------------------------------------
For More Information About Portfolio Holdings
In addition to the semi-annual and annual reports that Ellsworth delivers to shareholders and makes available through the Ellsworth public website, the Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the Fund's first and third fiscal quarters on Form N-Q. Ellsworth does not deliver the schedule for the first and third fiscal quarters to shareholders, however the schedule is posted to the Ellsworth public website, www.ellsworthfund.com. You may obtain the Form N-Q filings by accessing the SEC's website at www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of this information, upon payment of a fee for duplication, at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

--------------------------------------------------------------------------------
Proxy Voting Policies and Procedures / Proxy Voting Record
The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's porfolio securities is available without charge, upon request, by calling (973) 631-1177, or at our website at www.ellsworthfund.com. This information is also available on the SEC's website at www.sec.gov. In addition, information on how the Fund voted such proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge at the above sources.

--------------------------------------------------------------------------------
Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of its own Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

--------------------------------------------------------------------------------
The Fund is a member of the Closed-End Fund Association (CEFA). Its website address is www.cefa.com. CEFA is solely responsible for the content of its website.

                                   Directors

Each director is also a director of Bancroft Convertible Fund, Inc. (Bancroft) (a closed-end management investment company). Davis-Dinsmore Management Company (Davis-Dinsmore) is the Fund's investment adviser and is also the investment adviser to Bancroft. Because of this connection, the Fund and Bancroft make up a Fund Complex. Therefore, each director oversees two investment companies in the Fund Complex.

------------------------------------------------------------------------------------------------------------------
Personal                            Principal Occupation(s) During Past Five Years; Other
Information                         Directorship(s)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

Gordon F. Ahalt                     Retired. Prior to 2001, President of G.F.A. Inc. (petroleum industry
  65 Madison Avenue                 consulting company). Director of Bancroft and CalDive
  Suite 550                         International.
  Morristown, NJ 07960
  Term expires 2007
  Director since 1986
  Age 76
-----------------------------------------------------------------------------------------------------------------
William A. Benton                   Retired. Prior to 2001, Partner of BE Partners (small options market
  65 Madison Avenue                 maker). Prior to 2000, Limited Partner of Gavin, Benton & Co.
  Suite 550                         (NYSE specialist); Director of Bancroft.
  Morristown, NJ 07960
  Term expires 2006
  Director since 1986
  Age 71
-----------------------------------------------------------------------------------------------------------------
Elizabeth C. Bogan, Ph.D.           Senior Lecturer in Economics at Princeton University; Director of
  65 Madison Avenue                 Bancroft.
  Suite 550
  Morristown, NJ 07960
  Term expires 2007
  Director since 1986
  Age 60
-----------------------------------------------------------------------------------------------------------------
Donald M. Halsted, Jr.              Retired Business Executive; Director of Bancroft.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2005
  Director since 1986
  Age 77
-----------------------------------------------------------------------------------------------------------------
George R. Lieberman (1)             Retired Advertising Executive; Director of Bancroft.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2006
  Director since 1990
  Age 82

------------------------------------------------------------------------------------------------------------------
Personal                            Principal Occupation(s) During Past Five Years; Other
Information                         Directorship(s)
------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS (continued)

Duncan O. McKee                     Retired Attorney; Director of Bancroft.
  65 Madison Avenue
  Suite 550
  Morristown, NJ 07960
  Term expires 2005
  Director since 1996
  Age 73
------------------------------------------------------------------------------------------------------------------
Nicolas W. Platt                    Since January 2003, President of CNC-US (an international consulting company).
  65 Madison Avenue                 Prior to January 2003, Senior Partner of Platt & Rickenbach (public relations
  Suite 550                         firm). Prior to May 2001, with WPP Group, UK and its public relations
  Morristown, NJ 07960              subsidiaries, Ogilvy Public Relations, Burson-Marsteller and Robinson Lehr
  Term expires 2007                 Montgomery; Director of Bancroft.
  Director since 1997
  Age 51
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Thomas H. Dinsmore, C.F.A. (2)      Chairman and Chief Executive Officer of the Fund, Bancroft and Davis-Dinsmore;
  65 Madison Avenue                 Director of Bancroft and Davis-Dinsmore.
  Suite 550
  Morristown, NJ 07960
  Term expires 2005
  Director since 1986
  Age 51
------------------------------------------------------------------------------------------------------------------
Jane D. O'Keeffe (2)                President of the Fund, Bancroft and Davis-Dinsmore; Director of Bancroft and
  65 Madison Avenue                 Davis-Dinsmore.
  Suite 550
  Morristown, NJ 07960
  Term expires 2006
  Director since 1995
  Age 49
------------------------------------------------------------------------------------------------------------------

As of the date of this report, the Board of Directors did not have an audit committee financial expert serving on its audit committee as the Board was still in the process of identifying an appropriate candidate. However, the Fund's directors subsequently elected Robert J. McMullan to the Board of Directors, effective November 15, 2004, and have appointed Mr. McMullan to serve on the Fund's audit committee. The Board of Directors has determined that Mr. McMullan possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws. Mr. McMullan's background and experience will be included in the Proxy Statement for the Fund's 2005 annual meeting, at which time shareholders will vote to approve the election of Mr. McMullan as a director.

(1) Mr. Lieberman retired as Director of the Fund as of October 18, 2004.
(2) Mr. Dinsmore and Ms. O'Keeffe are considered interested persons because they are officers and directors of Davis-Dinsmore. They are brother and sister.

                               Principal Officers

The business address of each officer is 65 Madison Avenue, Suite 550, Morristown, NJ 07960-7308. Officers are elected by and serve at the pleasure of the Board of Directors. Each officer holds office until the annual meeting to be held in 2005, and thereafter until his or her respective successor is duly elected and qualified.

------------------------------------------------------------------------------------------------------------------
Personal                            Principal Occupation(s) During Past Five Years; Other
Information                         Directorship(s)
------------------------------------------------------------------------------------------------------------------
Thomas H. Dinsmore, C.F.A.(1,2,3)   Director, Chairman and Chief Executive Officer of the Fund,
  Director, Chairman and            Bancroft and Davis-Dinsmore.
  Chief Executive Officer
  Officer since 1986
  Age 51
------------------------------------------------------------------------------------------------------------------
Jane D. O'Keeffe (1,2,3)            Director and President of the Fund, Bancroft and Davis-Dinsmore.
  Director and President
  Officer since 1994
  Age 49
------------------------------------------------------------------------------------------------------------------
Gary I. Levine                      Since 2004, Executive Vice President and Chief Financial Officer,
  Executive Vice President,         and since 2003 Secretary, and prior thereto, Treasurer and Assistant
  Chief Financial Officer and       Secretary of the Fund, Bancroft and Davis-Dinsmore.
  Secretary
  Officer since 1993
  Age 47
------------------------------------------------------------------------------------------------------------------
H. Tucker Lake, Jr. (2,4)           Since 2002, Vice President, and prior thereto Vice President,
  Vice President                    Trading, of the Fund, Bancroft and Davis-Dinsmore.
  Officer since 1994
  Age 57
------------------------------------------------------------------------------------------------------------------
Germaine M. Ortiz                   Since 1999, Vice President of the Fund, Bancroft and Davis-
  Vice President                    Dinsmore.
  Officer since 1994
  Age 35
------------------------------------------------------------------------------------------------------------------
Mercedes A. Pierre                  Vice President and Chief Compliance Officer since 2004, and
  Vice President, Chief             Assistant Treasurer since 1998 of the Fund, Bancroft and Davis-
  Compliance Officer and            Dinsmore. Prior thereto Assistant Treasurer of Davis-Dinsmore.
  Assistant Treasurer
  Officer since 1998
  Age 43
------------------------------------------------------------------------------------------------------------------
Joshua P. Lake (3,4)                Since 2004, Treasurer and Assistant Secretary. Prior to 2004,
  Treasurer and Assistant           Assistant Treasurer and Assistant Secretary and prior to 2002
  Secretary                         Research Associate of the Fund, Bancroft and Davis-Dinsmore.
  Officer since 2002
  Age 28

------------------------------------------------------------------------------------------------------------------

(1) Mr. Dinsmore and Ms. O'Keeffe brother and sister.
(2) Mr. H. Tucker Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(3) Mr. Joshua Lake is the cousin of Mr. Dinsmore and Ms. O'Keeffe.
(4) Mr. Tucker Lake is the father of Mr. Joshua Lake.

Board of Directors
GORDON F. AHALT                  Petroleum Consultant
WILLIAM A. BENTON                Retired Stock Exchange Specialist
ELIZABETH C. BOGAN               Senior Lecturer in Economics at Princeton University
THOMAS H. DINSMORE, C.F.A.       Chairman of the Board of Ellsworth
DONALD M. HALSTED, JR.           Investor
GEORGE R. LIEBERMAN (1)          Retired Advertising Executive
DUNCAN O. MCKEE                  Retired Attorney
JANE D. O'KEEFFE                 President of Ellsworth
NICOLAS W. PLATT                 Public Relations Executive

Officers
THOMAS H. DINSMORE               Chairman of the Board
JANE D. O'KEEFFE                 President
GARY I. LEVINE                   Executive Vice President, Chief Financial Officer and Secretary
H. TUCKER LAKE                   Vice President
GERMAINE M. ORTIZ                Vice President
MERCEDES A. PIERRE               Vice President, Chief Compliance Officer and Assistant Treasurer
JOSHUA P. LAKE                   Treasurer and Assistant Secretary
JESSICA K. LAKE                  Assistant Vice President
JOANN VENEZIA                    Assistant Vice President

(1)  Retired as Director of the Fund as of October 18, 2004.
--------------------------------------------------------------------------------

Internet

www.ellsworthfund.com
email: info@ellsworthfund.com

Investment Adviser

Davis-Dinsmore Management Company
65 Madison Avenue, Morristown, NJ 07960-7308
(973) 631-1177

Shareholder Services and Transfer Agent

American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038
(800) 937-5449
www.amstock.com

Common Stock Listing

American Stock Exchange Symbol: ECF

               ELLSWORTH CONVERTIBLE GROWTH AND INCOME FUND, INC.
                          65 MADISON AVENUE, SUITE 550
                          MORRISTOWN, NEW JERSEY 07960
                              www.ellsworthfund.com

                                     [LOGO]
                                    AMERICAN
                               STOCK EXCHANGE(R)
                                     LISTED
                                    ECF(TM)

ITEM 2. CODE OF ETHICS.

Effective May 15, 2003, the Board of Directors of the Fund has adopted a code of ethics that applies to the Fund's principal executive officer and principal financial officer. See attached Exhibit EX-99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the date of this report, the Board of Directors did not have an audit committee financial expert serving on its audit committee as the Board was still in the process of identifying an appropriate candidate. However, the Fund's directors subsequently elected Robert J. McMullan to the Board of Directors, effective November 15, 2004, and have appointed Mr. McMullan to serve on the Fund's audit committee. Mr. McMullan is an independent director. The Board of Directors has determined that Mr. McMullan possesses the attributes required to be considered an audit committee financial expert under applicable federal securities laws. Mr. McMullan's background and experience will be included in the Proxy Statement for the Fund's 2005 annual meeting, at which time shareholders will vote to approve the election of Mr. McMullan as a director.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Set forth in the table below are the aggregate fees billed to the Company by PricewaterhouseCoopers LLP ("PwC") for services rendered to the Company during the Company's last two fiscal years ended September 30, 2003 and September 30, 2004.

  Fiscal YE      Audit        Audit-Related               All Other
 September 30    Fees           Fees (1)     Tax Fees (2)   Fees
    2003        $32,827          $0           $2,200         $0
    2004        $34,400        $9,785         $2,500         $0

(1) "Audit-Related Fees" include those fees billed to the Company by PwC in connection with its review of the Company's Registration Statement on Form N-2 relating to the Company's Rights Offering. All Audit-Related Fees were pre-approved by the Company's audit committee and no Audit-Related Fees were approved by the Company's audit committee pursuant to section
  2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

(2) "Tax Fees" include those fees billed by PwC in connection with its review of the Company's income tax returns. All Tax Fees were pre-approved by the Company's audit committee and no Tax Fees were approved by the Company's audit committee pursuant to section 2.01(c)(7)(i)(C) of Regulation S-X, which waives the pre-approval requirement for certain de minimus fees.

Non-Audit Services

     During each of the last two fiscal years ended September 30, 2003 and September 30, 2004, PwC did not provide any non-audit services to the Company or Davis-Dinsmore or its affiliates or otherwise bill the Company or Davis-Dinsmore or its affiliates for any such non-audit services.

Audit Committee Pre-Approval Policies and Procedures

     The Audit Committee pre-approves all audit and permissible non-audit services that are proposed to be provided to the Company by its independent auditors before they are provided to the Company. Such pre-approval also includes the proposed fees to be charged by the independent auditors for such services. The Audit Committee may delegate the pre-approval of audit and permissible non-audit services and related fees to one or more members of the Audit Committee who are "independent," as such term is defined in Rule 10A-3(b)(1)(iii) under the Exchange Act. Any such member's decision to pre-approve audit and/or non-audit services and related fees shall be presented to the full Audit Committee, solely for informational purposes, at their next scheduled meeting.

     The Audit Committee also pre-approves non-audit services to be provided by the Company's independent auditors to the Company' investment adviser if the engagement relates directly to the operations and financial reporting of the Company and if the Company' independent auditors are the same as, or affiliated with, the investment adviser's auditors.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a designated Audit Committee in accordance with
Section 3(a)(58)(A) of the Exchange Act:

WILLIAM A. BENTON

ELIZABETH C. BOGAN, PH.D.

DONALD M. HALSTED, JR.

GEORGE R. LIEBERMAN (1)

    (1) Mr. Liebermnan retired as a director of the Fund as of October 18, 2004 and will be replaced on the Audit Committee by Robert J. McMullan.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders, filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                         Bancroft Convertible Fund, Inc.
               Ellsworth Convertible Growth and Income Fund, Inc.
                        Davis-Dinsmore Management Company
                             Proxy Voting Guidelines

                            (Adopted April 14, 2003)

These proxy voting guidelines have been adopted by the Boards of Directors of Bancroft Convertible Fund, Inc. and Ellsworth Convertible Growth and Income Fund, Inc. (collectively, the "Funds"), as well as by the Board of Directors of Davis-Dinsmore Management Company ("Davis-Dinsmore").

The Boards of Directors of the Funds have delegated to Davis-Dinsmore responsibility for voting proxies received by the Funds in their capacities as shareholders of various companies. The Boards recognize that, due to the nature of the Funds' investments, the Funds do not frequently receive proxies.

Davis-Dinsmore exercises its voting responsibility with the overall goal of maximizing the value of the Funds' investments. The portfolio managers at Davis-Dinsmore oversee the voting policies and decisions for the Funds.
In evaluating voting issues, the portfolio managers may consider information from many sources, including management of a company presenting a proposal, shareholder groups, research analysts, and independent proxy research services.

Set forth below are the proxy voting guidelines:

A.   Matters Related to the Board of Directors

     1. The Funds generally will support the election of nominees recommended by management for election as directors. In determining whether to support a particular nominee, Davis-Dinsmore will consider whether the election of that nominee will cause a company to have less than a majority of independent directors.

     2. The Funds generally will support proposals to de-classify boards of directors if fewer than 66 2/3% of the directors are independent, and will generally vote against proposals to classify boards of directors.

     3. The Funds generally will withhold a vote in favor of a director who has served on a committee which has approved excessive compensation arrangements or proposed equity-based compensation plans that unduly dilute the ownership interests of stockholders.

B.   Matters Related to Independent Auditors

     1. The Funds generally will vote in favor of independent accountants approved by the company. Prior to such vote, however, Davis-Dinsmore will take into consideration whether non-audit fees make up more than 50 to 75% of the total fees paid by the company to the independent auditors, and the nature of the non-audit services provided.

C.   Corporate Governance Matters

     1. As a general rule, the Funds will vote against proposals recommended by management of a company that are being made primarily to implement anti-takeover measures, and will vote in favor of proposals to eliminate policies that are primarily intended to act as anti-takeover measures.

     2. Subject to the other provisions of these guidelines, including without limitation provision C.1. above, the Funds generally will vote in accordance with management's recommendations regarding routine matters, including the following:

          a.   Fixing number of directors;

          b.   Stock splits; and

          c.   Change of state of incorporation for specific corporate purposes.

D.   Matters Related to Equity-Based Compensation Plans

     1. The Fund generally will vote in favor of broad-based stock option plans for executives, employees or directors which would not increase the aggregate number of shares of stock available for grant under all currently active plans to over 10% of the total number of shares outstanding.

     2. The Funds generally will vote in favor of employee stock purchase plans and employee stock ownership plans permitting purchase of company stock at 85% or more of fair market value.

E.   Contested Matters

     1. Contested situations will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.

F.   Miscellaneous Matters

     1. The Funds may in their discretion abstain from voting shares that have been recently sold.

     2. The Funds generally will abstain from voting on issues relating to social and/or political responsibility.

     3. Proposals that are not covered by the above-stated guidelines will be evaluated on a case by case basis by the portfolio manager at Davis-Dinsmore principally responsible for the particular portfolio security.


G.   Material Conflicts of Interest

     1. Conflicts of interest may arise from time to time between Davis-Dinsmore and the Funds. Examples of conflicts of interests include:

          a. Davis-Dinsmore may manage a pension plan, administer employee benefit plans, or provide services to a company whose management is soliciting proxies;

          b. Davis-Dinsmore or its officers or directors may have a business or personal relationship with corporate directors, candidates for directorships, or participants in proxy contests;

          c. Davis-Dinsmore may hold a position in a security contrary to shareholder interests.

     2. If a conflict of interest arises with respect to a proxy voting matter, the portfolio manager will promptly notify the Funds' Audit Committee and counsel for independent directors and the proxies will be voted in accordance with direction received from the Audit Committee.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not currently applicable to registrant.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
Section 12 of the Exchange Act(15 U.S.C. 781).

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant adopted Shareholder Communication Procedures (the "Procedures") as amended effective July 22, 2004. The Procedures are intended to set forth the process by which shareholders of the registrant may send communications to the Board. If a shareholder sends a recommendation of a nominee to the Board or to an individual director, such communication would be covered by the Procedures. Shareholder proposals submitted pursuant to Rule 14a-8 under the Securitiesn Exchange Act of 1934, as amended (the "1934 Act"), and communications made in connection with such proposals are not subject to the Procedures. The Registrant's Bylaws also contain provisions requiring a shareholder to provide advance notice of his or her intention to nominate, at the Registrant's annual meeting of shareholders, an individual for election as director.

Pursuant to the Procedures, shareholders should send their communications to the Shareholder Relations Group. Communications may be sent by regular mail or delivery service to the following address: 65 Madison Avenue, Suite 550, Morristown, NJ 07960. Email communications may be sent to: info@ellsworthfund.com. All shareholder communications received by the Shareholder Relations Group shall be promptly forwarded to the individual director of the registrant to whom they were addressed or to the full Board, as applicable. Copies of all such shareholder communications will also be distributed to the Chairs of each of the registrant's Audit Committee, and Nominating and Administration Committee, and to counsel for the registrant and for the independent directors. Counsel for the registrant and for the independent directors, upon receipt of its copy of a shareholder communication, shall work with such Chairs and counsel for the independent directors to determine whether such shareholder communication should be distributed to any directors to whom it was not sent and whether and in what manner the directors should respond to such shareholder communication. Responses, if any, to shareholder communications shall be coordinated by counsel for the registrant and for the independent directors, working with the Chairs.

ITEM 11. CONTROLS AND PROCEDURES

Conclusions of principal officers concerning controls and procedures

(a) As of November 15, 2004, an evaluation was performed under the supervision and with the participation of the officers of Ellsworth Convertible Growth and Income Fund, Inc. (the "Registrant"), including the Principal Executive Officer ("PEO") and Principal Financial Officer ("PFO"), to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of November 15, 2004, the Registrant's disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
(17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) A code of ethics, effective May 15, 2003, that applies to the Fund's principal executive officer and principal financial officer is attached hereto.

(a)(2) Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) There were no written solicitations to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(b) Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ellsworth Convertible Growth and Income Fund, Inc.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: November 22, 2004

  Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Thomas H. Dinsmore
    Thomas H. Dinsmore
    Chairman of the Board and
    Chief Executive Officer
    (Principal Executive Officer)

Date: November 22, 2004

By: /s/Gary I. Levine
    Gary I. Levine
    Chief Financial Officer
    (Principal Financial Officer)

Date: November 22, 2004